Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 6 – Commitments and Contingencies

As of June 30, 2021, there were no material changes to the Company’s legal matters and other contingencies disclosed in our 2020 Form 10-K, except for the following.

Seoul Semiconductor Co. LTD et. al. v. Onyx Enterprises Int’l Corp

On May 15, 2020, the Company was sued for patent infringement by Seoul Semiconductor Company (“Seoul Semiconductors”), a designer of LED component packages and the manufacturing processes necessary to produce LED packages. The Civil Action is captioned as Seoul Semiconductor Co., LTD. and Seoul Viosys Co., LTD v. Onyx Enterprises Int’l Corp, Civil Action Number 2:20-cv-05955 and was heard in the United States District Court for the District of New Jersey. The Company did not have knowledge of these patents, nor does it manufacturer LEDs. Rather, the Company sources lighting products for sale on its platforms through third party manufacturers. Seoul Semiconductors sought a royalty for past sales and an agreement to source future LED components from one of its approved component manufacturers. On April 29, 2021, the Company and Seoul Semiconductors entered into a Settlement and Patent License Agreement, pursuant to which the Company paid a cash settlement to Seoul Semiconductors, and which contained a mutual release of certain claims each party may have had against the other as well as certain licensing terms. The final disposition of this matter did not have a material adverse effect on the Company’s balance sheets or results of operations.

Stockholder Litigation and Business Combination Litigation

With respect to the Stockholder Litigation (as defined and described in Note 6 of the “Notes to Consolidated Financial Statements” included in our 2020 Form 10-K, on March 4, 2021, the Founder Stockholders (as defined in such Note 6) filed a motion to preserve various causes of action related to the Business Combination and the claims for indemnification. That motion was denied without prejudice on June 22, 2021. On June 18, 2021, the Founder Stockholders filed a “Supplemental Complaint” in the Stockholder Litigation related to the indemnification claims. The clerk of the court dismissed their Supplemental Complaint because the court did not grant leave to file a supplemental complaint. The Founder Stockholders filed a motion objecting to the order denying their motion to preserve claims for future litigation and have asked the Special Master to opine on the Supplemental Complaint and to preserve those claims.

Note 6 – Commitments and Contingencies

Operating Leases

The Company has several non-cancelable operating leases for facilities and vehicles that expire over the next four years. Rental expense for operating leases was $1,220,408 and $1,261,399 for the years ended December 31, 2020 and 2019, respectively.

Future minimum lease payments under non-cancelable operating leases as of December 31, 2020 are as follows:

Year Ending December 31,
2021	$1,118,331
2022	932,774
2023	550,013
2024	46,181
$2,647,299

Legal Matters

Closed matter:

California Air Resources Board (CARB) v. Onyx Enterprises Int’l Corp.

On September 18, 2018, the California Air Resources Board (“CARB”), first notified the Company of its allegations that between September 2015 and 2018, the Company offered for sale and/or sold products developed by third parties that were not exempted by CARB pursuant to 13 C.C.R. §§ 22220. On August 3, 2020, the Company entered into a Settlement Agreement and Release with CARB pursuant to which it did not admit fault, but agreed to pay a fine in the aggregate amount of $281,000, of which $140,500 is payable to fund a Supplemental Environmental Project entitled Installation of School Air Filtration Systems – El Centro (Imperial County). During the year ended December 31, 2020, the entire amount of $281,000 was paid to the respective authorities. The Company has also implemented a series of supplemental CARB compliance procedures with the goal of avoiding a recurrence of the situation that led to the alleged violation.

Open Matters:

Environmental Protection Agency (“EPA”) v. Onyx Enterprises Int’l, Corp. d/b/a CARiD

On October 22, 2018, the U.S. Environmental Protection Agency (the “EPA”), submitted a formal information request asserting that the Company sold improper and illegal defeat devices in violation of the Clean Air Act (the “CAA”). The Company responded on December 2018. On July 16, 2020, the EPA presented the Company with a proposed notice of violation directed to a subset of sales performance parts that the EPA alleges were sold by the Company in violation of the CAA. The EPA did not propose an aggregate fine but identified 267 transactions as being in violation of the CAA. The products in question were sold by the Company in 2018 and have since been removed from its platform. On November 22, 2020, the Company provided a response to the EPA with analysis directed at the reasons the 267 transactions did not violate the CAA. Management believes that the EPA will propose a fine to the Company and the parties will negotiate a final disposition of this matter that will not have a material adverse effect on the Company’s balance sheets or results of operations.

Seoul Semiconductor Co, LTD et. al. v. Onyx Enterprises Int’l Corp

On May 15, 2020, the Company was sued for patent infringement by Seoul Semiconductor Company (“Seoul Semiconductors”), a designer of LED component packages and the manufacturing processes necessary to produce LED packages. The Civil Action is captioned as Seoul Semiconductor Co., LTD. and Seoul Viosys Co., LTD v. Onyx Enterprises Int’l Corp, Civil Action Number 2:20-cv-05955 and is currently pending in the United States District Court for the District of New Jersey. The Company did not have knowledge of these patents, nor does it manufacturer LEDs. Rather, the Company sources lighting products for sale on its platforms through third party manufacturers. Seoul Semiconductors is seeking a royalty for past sales and an agreement to source future LED components from one of its approved component manufacturers. The parties are in active settlement discussions with exposure undetermined. Management believes that the final disposition of this matter will not have a material adverse effect on the Company’s balance sheets or results of operations.

Onyx Enterprises Int’l, Corp. v. IDParts, LLC

On June 30, 2020, the Company initiated a trademark infringement action against IDParts, LLC (“IDParts”) for the unlawful use of “ID” to sell automotive products through its eCommerce platform found at “http://www.idparts.com. The Company first used “iD” to sell automotive products in March of 2009 on its ecommerce platform found at www.carid.com. The Civil Action is captioned as Onyx Enterprises Int’l, Corp. v. IDParts, LLC, Civil Action Number 1:20-cv-11253-RMZ and is currently pending before the United States District Court for the District of Massachusetts. On August 4, 2020, the Company filed the First Amended Complaint. Upon being served by the Company, IDParts counterclaimed against the Company for infringement of its alleged common law trademark rights arising from is use of “IDParts” on www.idparts.com in January of 2010. On January 22, 2021, the Company filed the Second Amended Complaint against IDParts. The Company is seeking monetary damages for use of its trademark as well as an order precluding IDParts from continuing to use “ID” as part of its branding. IDParts is seeking similar relief through its counterclaims. As discovery has just opened, the case value and exposure are undetermined at this time.

Onyx Enterprises Int’l Corp v. Volkswagen Group of America, Inc.

On August 4, 2020, Onyx initiated a trademark infringement action against Volkswagen Group of America, Inc. (“Volkswagen”) for the unlawful use of “ID” to brand its new line of electric vehicles due to be imported into the United States in 2021 and manufactured in Tennessee in 2022. The United States Patent and Trademark Office rejected Volkswagen’s application to register “ID” multiple times due to the Company’s priority over the mark in the automotive space. In 2019, Volkswagen approached the Company for a license to use ID for a royalty. When Volkswagen announced in July of 2020 that it would proceed with the launch using this branding, the Company filed suit. The Civil Action is captioned as Onyx Enterprises Int’l, Corp v. Volkswagen Group of America, Inc., Civil Action Number 3:20-cv-09976-BRM-ZNQ and is currently pending in the United States District Court for the District of New Jersey. Volkswagen has moved to stay the matter pending the outcome in the ID Parts matter, a request Parts ID has opposed. VW has not asserted counterclaims. The Company is seeking monetary damages for use of its trademark as well as an order precluding Volkswagen from continuing to use ID as part of its branding. As discovery has not commenced, the case value and exposure are undetermined at this time.

Lexidine LLC v. Onyx Enterprises Int’l Corp

On January 20, 2021, Lexidine, LLC filed a patent infringement suit against the Company in the United States District Court for the District of New Jersey. The case is based upon United States Patent No. 7,609,961 and is directed toward certain OEM Fit 3rd Brake Light Cameras offered for sale by third party brands on the Company’s eCommerce platform. The matter has not been served. It is captioned as Lexidine LLC v. Onyx Enterprises Int’l Corp, d/b/a www.carid.com, Case No. 3:21-cv-00946. Lexidine is seeking monetary relief for the sale of allegedly infringing products as well as injunctive relief.

Stockholder Litigation

The Company (i) has been named as a defendant in Stanislav Royzenshteyn and Roman Gerashenko v. Prashant Pathak, Carey Kurtin, Ekagrata, Inc., Onyx Enterprises Canada Inc., Onyx Enterprises Int’l Corp., In Colour Capital, Inc., J. William Kurtin, (ii) has been named as a nominal defendant in Onyx Enterprises Canada Inc. v. Stanislav Royzenshteyn and Roman Gerashenko and Onyx Enterprises Int’l, Corp., and (iii) has been named as a third-party defendant in Prashant Pathak and Carey Kurtin v. Onyx Enterprises Int’l Corp., all in the Superior Court of New Jersey, Chancery Division, Monmouth County (collectively with all other matters related to the foregoing litigation, the “Stockholder Litigation”). The initial claim, made on February 12, 2018, stemmed from disputes between Stanislav Royzenshteyn and Roman Gerashenko (together, the “Founder Stockholders”) and Onyx Enterprises Canada Inc. and its principals (collectively, the “Investor Stockholder and Principals”) arising from circumstances relating to a 2015 Series A financing in which the Investor Stockholder and Principals participated. The Founder Stockholders allege, among other things, that they agreed to sell their shares in Onyx in reliance upon statements of the Investor Stockholder and Principals that they subsequently would bring additional investors and capital to Onyx and that the Investor Stockholder and Principals fraudulently and intentionally made material misstatements concerning Onyx’s valuation to potential investors. The initial complaint has since been withdrawn and amended multiple times to both defend the initial cause of action and add new causes of action against the Investor Stockholder and Principals; meanwhile, the Investor Stockholder and Principals have sought to dismiss the claim. The Founder Stockholders are seeking legal relief in the form of damages and equitable relief in the form of rescission. The initial claims were expanded to include two orders to show cause, one regarding the Company’s termination of Roman Gerashenko as Chief Executive Officer on December 24, 2018 and the second requesting removal of Kailas Agrawal as the court appointed independent provisional director. The court denied both on January 10, 2019, but Mr. Gerashenko’s employment-related claims were preserved for a potential future action. On February 21, 2019, the Investor Stockholder and Principals filed a motion to dismiss the amended complaint, but the court denied that motion.

While the core dispute rests between the Founder Stockholders and the Investor Stockholder and Principals, the Investor Stockholder and Principals have made claims directly against the Company alleging that the Company has an obligation to indemnify certain individuals affiliated with the Investor Stockholder and Principals pursuant to director indemnification agreements signed by the Company and such individuals. In addition, the Founder Stockholders have tendered a demand for indemnification to the Company arising from certain claims asserted against them by the Investor Stockholder and Principals in the Stockholder Litigation. On March 13, 2019, the Founder Stockholders requested that the court not grant such relief to the Investor Stockholders and Principals. The Company also filed an answer to the complaint together with defenses to the claims for indemnification and have denied any wrongdoing or liability by the Company. Discovery is closed, but there are several pending discovery issues that remain outstanding.

The Investor Stockholder and Principals filed a motion for summary judgment seeking dismissal of all of the claims brought by the Founder Stockholders, which motion was heard on February 19, 2021 and for which judgement is awaited.

At this point in the Stockholder Litigation, with discovery issues outstanding, no opinion can be offered as to the potential outcome of the Stockholder Litigation or as to any potential exposure of the Company to any monetary judgment.

Potential Claim by Former CEO

On August 12, 2020, the former CEO of the Company, Mr. Royzenshteyn, a plaintiff in the Stockholder Litigation, filed a motion to amend the complaint in the Stockholder Litigation matter first listed above, to assert claims arising from the Board’s acceptance of his resignation as CEO. Mr. Royzenshteyn has asserted that he did not resign but was terminated by the Board in breach of his employment agreement. His proposed complaint seeks payment of his severance and damages from the Company associated with his alleged termination. Mr. Royzenshteyn’s motion to amend the complaint has been denied by the Special Discovery Master, but his proposed claims are preserved for any potential future action brought by him against the Company. The Special Master’s denial of this motion is awaiting approval of the judge assigned to the case. Management believes that Mr. Royzenshteyn’s claims are without merit, but at this early stage without any litigation actually having been commenced, it is not possible to determine the likelihood of success of any such claims and the potential amount of liability, if any, of any award that may be granted adverse to the Company. Any amount awarded as a result will be recorded in the period it occurs.

Business Combination Litigation

On October 3, 2020, counsel to the Investor Stockholder and Principals received a letter from counsel to the Founder Stockholders objecting to the Investor Stockholder’s use of the “drag-along right” under Section 4.5 of the Stockholders Agreement, dated July 17, 2015 ((the “Stockholders Agreement”), and the proxy granted pursuant to Section 5.1 of the Stockholders Agreement to execute (i) the stockholder written consent, dated September 18, 2020, approving the Business Combination Agreement and (ii) the Stockholder Support Agreements, in each case on behalf of the Founder Stockholders. The letter also describes the Business Combination as unlawful and threatens further unspecified actions by the Founder Stockholders.

On October 15, 2020, the Founder Stockholders filed an order to show cause to preliminarily enjoin the Business Combination pending final adjudication of the Stockholder Litigation. On October 23, 2020, the Superior Court of New Jersey, Chancery Division, Monmouth County refused to grant a preliminary injunction and set the hearing date on the order to show cause for December 4, 2020. On October 26, 2020, the Founder Stockholders filed an application for permission to file emergent motion to request a temporary restraining order preventing the closing of the Business Combination prior to the hearing on December 4, 2020 with the Superior Court of New Jersey, Appellate Division, which such court denied. On October 27, 2020, the Founder Stockholders appealed the Appellate Division’s ruling to the Supreme Court of New Jersey. On October 28, 2020, the Supreme Court of New Jersey denied such appeal. On November 20, 2020, the Founder Stockholders requested another emergent motion before the Superior Court of New Jersey, Chancery Division, Monmouth County for a temporary restraining order preventing the closing of the Business Combination. The Superior Court of New Jersey, Chancery Division, Monmouth County denied that request by order dated November 20, 2020. The Founder Stockholders withdrew their order to show cause after the November 20, 2020 was entered.

Misappropriation Action

The Company commenced an action on November 24, 2020 against Stanislav Royzenshteyn, the Company’s former CEO, captioned PARTS iD, LLC v. Stanislav Royzenshteyn (the “Misappropriation Action”), which is currently pending before the same court presiding over the Stockholder Litigation. The Misappropriation Action arises from Mr. Royzenshteyn’s failure to immediately return two Company computers and other equipment he had had in his possession upon his resignation as CEO in July 2020. After Mr. Royzenshteyn ultimately returned the computers, the Company engaged Epiq, a worldwide provider of electronic discovery and forensic services, to perform a forensic analysis, which revealed that Mr. Royzenshteyn engaged in the mass copying of files and folders located on the Company computers prior to their return. As a result, the Company is asserting claims against Mr. Royzenshteyn for violation of the Computer Related Offenses Act, New Jersey’s Trade Secrets Act, breach of fiduciary duties and breach of his employment agreement. The Company is also asserting claims against Mr. Royzenshteyn for failing to return a luxury automobile purchased by the Company. The Company is seeking return of the automobile and any associated damages for the wrongful possession. At the same time the Company commenced the Misappropriation Action, it filed an application for a preliminary injunction and temporary restraints via order to show cause, and on January 8, 2021, the court entered an order enjoining Mr. Royzenshteyn from sharing or disseminating any Company information. The Company filed an amended complaint on January 20, 2020 to include claims for breach of fiduciary duty and breach of contract relating to a bonus payment Mr. Royzenshteyn directed be paid to him in July 2020. Mr. Royzenshteyn has not yet answered the complaint and the outcome of this matter cannot be determined.

Other Matters

The Company is subject to certain legal proceedings and claims which are common to, and arise in the ordinary course of, its business. Historically, the Company has been involved in legal proceedings or has received a variety of communications alleging that certain products marketed through its e-commerce distribution platform violate i) third-party intellectual property rights, including but not limited to copyrights, designs, marks, patents and trade names, ii) governmental regulation, including emission control regulations or iii) defective products or employee disputes. With regard to intellectual property rights, brand and content owners and others have actively asserted their alleged intellectual property rights against many online companies, including the Company. With regard to governmental regulation, the Company receives inquiries from governmental agencies that regulate the automobile industry to monitor compliance with emissions and other standards. With regard to defective products, the Company is covered by the vendor or manufacturer’s warranty. The Company has not incurred any material losses to date with respect to these types of matters nor does management believe that the final disposition of any such pending matters will have a material adverse effect on the Company’s financial position or results of operations.

The Company accrued $375,000 and $75,000 as of December 31, 2020 and December 31, 2019, respectively in aggregate for the above open matters.